Fair Value Measurement	12 Months Ended
Dec. 31, 2013
Fair Value Measurement
Fair Value Measurement

4. Fair Value Measurement

Fair Value of Financial Instruments

        The Company determines fair value amounts using available market information and appropriate valuation methodologies. Fair value is the price that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. Considerable judgment is required in interpreting market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methods may have a material effect on the estimated fair value amounts.

        The Company enters into a variety of derivative financial instruments, which may include over-the-counter instruments, such as natural gas, crude oil, and natural gas liquid contracts. The Company utilizes valuation techniques that maximize the use of observable inputs, where available. If listed market prices or quotes are not published, fair value is determined based upon a market quote, adjusted by other market-based or independently sourced market data, such as trading volume, historical commodity volatility, and counterparty-specific considerations. These adjustments may include amounts to reflect counterparty credit quality, the time value of money, and the liquidity of the market.

        Counterparty credit valuation adjustments are necessary when the market price of an instrument is not indicative of the fair value as a result of the credit quality of the counterparty. Generally, market quotes assume that all counterparties have low default rates and equal credit quality. Therefore, an adjustment may be necessary to reflect the quality of a specific counterparty to determine the fair value of the instrument. The Company currently has all derivative positions placed and held by members of its lending group, which have strong credit quality.

        Liquidity valuation adjustments are necessary when the Company is not able to observe a recent market price for financial instruments that trade in less active markets. Exchange traded contracts are valued at market value without making any additional valuation adjustments; therefore, no liquidity reserve is applied.

Valuation Hierarchy

        Fair value measurements are grouped into a three-level valuation hierarchy. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument's categorization within the hierarchy is based upon the input that requires the highest degree of judgment in the determination of the instrument's fair value. The three levels are defined as follows:

Level 1	Pricing inputs are based on published prices in active markets for identical assets or liabilities as of the reporting date. The Company does not classify any of its financial instruments in Level 1.
Level 2
Pricing inputs include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, as of the reporting date. Contracts that are not traded on a recognized exchange or are tied to pricing transactions for which forward curve pricing is readily available are classified as Level 2 instruments. These include natural gas, crude oil and some natural gas liquids price swaps and natural gas basis swaps.
Level 3
Pricing inputs include significant inputs that are generally unobservable from objective sources. The Company classifies natural gas liquid swaps and basis swaps for which future pricing is not readily available as Level 3. The Company obtains estimates from independent third parties for its open positions and subjects those to the credit adjustment criteria described above.

        The financial instruments carried at fair value as of December 31, 2013 and 2012, by consolidated balance sheet caption and by valuation hierarchy, as described above are as follows:

	December 31, 2013
	Fair Value Measurements Using
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Total
Commodity Price Hedges
Current assets	$—	$8,837	$—	$8,837
Long-term assets	—	25,967	(569)	25,398
Current liabilities	—	10,188	476	10,664
Long-term liabilities	—	—	190	190

	December 31, 2012
	Fair Value Measurements Using
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Total
Commodity Price Hedges
Current assets	$—	$17,648	$—	$17,648
Long-term assets	—	24,756	443	25,199
Current liabilities	—	2,992	1,043	4,035
Long-term liabilities	—	6,739	918	7,657

        The following table represents quantitative information about Level 3 inputs used in the fair value measurement of the Company's commodity derivative contracts as of December 31, 2013.

	Quantitative Information About Level 3 Fair Value Measurements
Commodity Price Hedges	Fair Value	Valuation Technique	Unobservable Input	Range
Natural gas liquid swaps	$(1,235)	Use a discounted cash flow approach using inputs including forward price statements from counterparties	Natural gas liquid futures	$9.24 - $83.06 per barrel

        Significant increases/decreases in natural gas liquid futures in isolation would result in a significantly lower/higher fair value measurement. The following table presents the changes in the Level 3 financial instruments for the years ended December 31, 2013 and 2012. Changes in fair value of Level 3 instruments represent changes in gains and losses for the periods that are reported in other income (expense). New contracts entered into during the year are generally entered into at no cost with changes in fair value from the date of agreement representing the entire fair value of the instrument. Transfers between levels are evaluated at the end of the reporting period.

(in thousands of dollars)
Balance at January 1, 2012, net	$(2,083)
Purchases	(2,352)
Settlements	—
Transfers to Level 2	2,370
Transfers to Level 3	834
Changes in fair value	(288)

Balance at December 31, 2012, net	(1,519)
Purchases	(1,095)
Settlements	(210)
Transfers to Level 2	(753)
Changes in fair value	2,342

Balance at December 31, 2013, net	$(1,235)

        Transfers from Level 3 to Level 2 represent all of the Company's natural gas basis swaps for which observable forward curve pricing information has become readily available. In 2012, transfers to Level 3 represented natural gas liquid swaps or basis swaps that were classified as Level 2 in 2011 but due to the unavailability of forward prices in 2012, were classified as Level 3 in 2012. The purchases represent natural gas liquid swaps that the Company entered into in 2013 that do not have observable forward curve pricing information.

Offsetting Assets and Liabilities

        As of December 31, 2013, the counterparties to our commodity derivative contracts consisted of six financial institutions. All of our counterparties or their affiliates are also lenders under our credit facility. Therefore, we are not generally required to post additional collateral under our derivative agreements.

        Our derivative agreements contain set-off provisions that state that in the event of default or early termination, any obligation owed by the defaulting party may be offset against any obligation owed to the defaulting party.

        We adopted the guidance requiring disclosure of both gross and net information about financial instruments eligible for netting in the balance sheet under our derivative agreements. The following table presents information about our commodity derivative contracts that are netted on our Consolidated Balance Sheet as of December 31, 2013 and December 31, 2012:

(in thousands of dollars)	Gross Amounts of Recognized Assets / Liabilities	Gross Amounts Offset in the Balance Sheet	Net Amounts of Assets / Liabilities Presented in the Balance Sheet	Gross Amounts Not Offset in the Balance Sheet	Net Amount
December 31, 2013
Commodity derivative contracts
Assets	$38,071	$(6,035)	$32,036	$2,199	$34,235
Liabilities	(14,347)	6,035	(8,312)	(2,542)	(10,854)
December 31, 2012
Commodity derivative contracts
Assets	$49,200	$(7,831)	$41,369	$1,478	$42,847
Liabilities	(17,928)	7,831	(10,097)	(1,595)	(11,692)

Nonfinancial Assets and Liabilities

        Assets and liabilities acquired in business combinations are recorded at their fair value on the date of acquisition. Significant Level 3 assumptions associated with the calculation of future cash flows used in the analysis of fair value of the oil and gas property acquired include the Company's estimate of future commodity prices, production costs, development expenditures, production, risk-adjusted discount rates, and other relevant data. Additionally, fair value is used to determine the inception value of the Company's AROs. The inputs used to determine such fair value are primarily based upon costs incurred historically for similar work, as well as estimates from independent third parties for costs that would be incurred to restore leased property to the contractually stipulated condition. Additions to the Company's ARO represent a nonrecurring Level 3 measurement.

        The Company reviews its proved oil and gas properties for impairment purposes by comparing the expected undiscounted future cash flows at a producing field level to the unamortized capitalized cost of the asset. No significant impairment charges on the Company's proved properties were recorded during the year ended December 31, 2013. During 2012 and 2011, unamortized capitalized costs of certain properties were higher than their expected undiscounted future cash flows due primarily to downward reserve revisions, drilling of marginal or uneconomic wells, or development dry holes in certain producing fields. As a result, the Company recorded charges of $18.8 million and $19.8 million during the years ended December 31, 2012 and 2011, respectively.

        Additionally, the Company reviews its unproved properties for indicators of impairment based on the Company's current exploration plans. In the fourth quarter of 2013, the Company recorded an impairment charge of $14.4 million related to the Southridge properties. As the Company did not drill the required number of wells by October 31, 2013 necessary to keep its joint development agreement with Southridge in effect, the Company lost its right to the undeveloped acreage and associated reserves. The Company incurred no impairment charges related to its unproved properties in 2012. In 2011, the Company incurred a $12.2 million impairment charge related to its unproven properties in fields which were not expected to produce natural gas with a sufficiently high liquid content. With low natural gas prices during that period, the lack of natural gas liquids reduced the economic return of those fields and as a result, the Company had no intentions to continue development of those fields.

        Impairment charges are recorded on the Consolidated Statement of Operations. Significant assumptions associated with the calculation of future cash flows used in the impairment analysis include the Company's estimate of future commodity prices, production costs, development expenditures, production, risk-adjusted discount rates, and other relevant data. As such, the fair value of oil and gas properties used in estimating impairment represents a nonrecurring Level 3 measurement.